                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                              ____________________


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 31, 1996
                                                   -------------


                        THE CHASE MANHATTAN BANK (USA)
   ------------------------------------------------------------------------
       (Exact name of registrant as specified in governing instruments)


  Delaware                        333-05205                 22-2382028
- -----------------          ----------------         ------------------
(State or other            (Commission File         (IRS Employer
jurisdiction of            Number)                  Identification No.)
organization)


802 Delaware Avenue, Wilmington, Delaware                        19801
- ----------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5033
                                                     --------------

                                Not Applicable
- -------------------------------------------------------------------------
(Former name or former address if changed since last report)



                        Exhibit Index located at Page 2
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     Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

     Item 5.  Other Events
              ------------

          On July 31, 1996, the Amended and Restated Pooling and Servicing Agreement, dated as of July 1, 1996 amending and restating in full the Pooling and Servicing Agreement dated as of June 1, 1991, the Amended and Restated Series 1991-1 Supplement, dated as of July 1, 1996, amending and restating in full the Series 1991-1 Supplement dated as of June 1, 1991, the Amended and Restated 1992-1 Supplement, dated as of July 1, 1996, amending and restating in full the Series 1992-1 Supplement dated as of March 1, 1992, the Amended and Restated Series 1995-1 Supplement, dated as of July 1, 1996, amending and restating in full the Series 1995-1 Supplement dated as of March 1, 1995, the Amended and Restated Series 1995-2 Supplement, dated as of July 1, 1996, amending and restating in full the Series 1995-2 Supplement dated as of June 1, 1995, the Amended and Restated Series 1996-1 Supplement, dated as of July 1, 1996, amending and restating in full the Series 1996-1 Supplement dated as of February 1, 1996, the Amended and Restated Series 1996-2 Supplement dated as of July 1, 1996, amending and restating in full the Series 1996-2 Supplement dated as of May 1, 1996, the Amended and Restated Series 1996-3 Supplement, dated as of July 1, 1996, amending and restating in full the Series 1996-3 Supplement dated as of June 1, 1996 and the Amended and Restated Series 1996-4 Supplement dated as of July 1, 1996, amending and restating in full the Series 1996-4 Supplement dated as of June 1, 1996, each between Chase USA as Seller and Servicer, and Yasuda Bank and Trust Company (U.S.A.), as Trustee for the certificateholders of the Chase Manhattan Credit Card Master Trust, were executed and delivered by the respective parties thereto.

     Item 7.  Financial Statements and Exhibits.
              ---------------------------------

               (a)  Financial Statements - Not Applicable

               (b)  Pro Forma Financial Information - Not Applicable

               (c) Exhibits (executed copies) - The following execution copies of the amended and restated Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                       2
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                                                    Sequentially
Exhibit                                               Numbered
Number     Exhibit                                      Page
- ------     -------                                  ------------

4.1(A)     Amended and Restated Pooling and
           Servicing Agreement dated as of July
           1, 1996 between The Chase Manhattan
           Bank (USA) as Seller and Servicer and
           Yasuda Bank and Trust Company (USA) as
           Trustee.

4.2(A)     Series 1991-1 Amended and Restated
           Supplement dated as of July 1, 1996
           between The Chase Manhattan Bank (USA)
           as Seller and Servicer and Yasuda Bank
           and Trust Company (USA) as Trustee on
           behalf of the Series 1991-1
           Certificateholders.

4.3(A)     Series 1992-1 Amended and Restated
           Supplement dated as of July 1, 1996
           between The Chase Manhattan Bank (USA)
           as Seller and Servicer and Yasuda Bank
           and Trust Company (USA) as Trustee on
           behalf of the Series 1992-1
           Certificateholders.

4.4(A)     Series 1995-1 Amended and Restated
           Supplement dated as of July 1, 1996
           between The Chase Manhattan Bank (USA)
           as Seller and Servicer and Yasuda Bank
           and Trust Company (USA) as Trustee on
           behalf of the Series 1995-1
           Certificateholders.

4.5(A)     Series 1995-2 Amended and Restated
           Supplement dated as of July 1, 1996
           between The Chase Manhattan Bank (USA)
           as Seller and Servicer and Yasuda Bank
           and Trust Company (USA) as Trustee on
           behalf of the Series 1995-2
           Certificateholders.

4.6(A)     Series 1996-1 Amended and Restated
           Supplement dated as of July 1, 1996
           between The Chase Manhattan Bank (USA)
           as Seller and Servicer and Yasuda Bank
           and Trust Company (USA) as Trustee on
           behalf of the Series 1996-1
           Certificateholders.

                                       3
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                                                    Sequentially
Exhibit                                               Numbered
Number     Exhibit                                      Page
- ------     -------                                  ------------

4.7(A)     Series 1996-2 Amended and Restated
           Supplement dated as of July 1, 1996
           between The Chase Manhattan Bank (USA)
           as Seller and Servicer and Yasuda Bank
           and Trust Company (USA) as Trustee on
           behalf of the Series 1996-2
           Certificateholders.

4.8(A)     Series 1996-3 Amended and Restated
           Supplement dated as of July 1, 1996
           between The Chase Manhattan Bank (USA)
           as Seller and Servicer and Yasuda Bank
           and Trust Company (USA) as Trustee on
           behalf of the Series 1996-3
           Certificateholders.

4.9(A)     Series 1996-4 Amended and Restated
           Supplement dated as of July 1, 1996
           between The Chase Manhattan Bank (USA)
           as Seller and Servicer and Yasuda Bank
           and Trust Company (USA) as Trustee on
           behalf of the Series 1996-4
           Certificateholders.

                                       4
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE CHASE MANHATTAN BANK (USA)
                                  (Registrant)


                                           /s/ Keith Schuck
     August 15, 1996                   By:__________________________
                                       Name: Keith Schuck
                                       Title: Vice President

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